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                       METLIFE INVESTORS INSURANCE COMPANY
                       -----------------------------------

                   METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                             CUSTOM-SELECT FLEX VUL

                        SUPPLEMENT DATED AUGUST 24, 2010
             TO THE PROSPECTUSES DATED MAY 1, 2001 (AS SUPPLEMENTED)
                     AND NOVEMBER 9, 2009 (AS SUPPLEMENTED)

This supplement revises information contained in the prospectuses for the above-named variable life insurance policies issued by MetLife Investors Insurance Company.

Effective on or about September 24, 2010, the assets of Putnam VT Vista Fund will be transferred to Putnam VT Multi-Cap Growth Fund in exchange for shares of beneficial interest of the Putnam VT Multi-Cap Growth Fund (formerly known as Putnam VT New Opportunities Fund). The Putnam VT Vista Fund will be liquidated and shares of beneficial interest of the Putnam VT Multi-Cap Growth Fund with the same aggregate net asset value as their shares of beneficial interest of the Putnam VT Vista Fund will be distributed on a tax-free basis to the shareholders of the Putnam VT Vista Fund.

Prior to the merger, you may transfer cash value out of the Putnam VT Vista Fund to any other Investment Fund available under your Policy without fees and charges. Transfers out of the Putnam VT Vista Fund will not count towards any maximum number of allowable transfers, if applicable.

Any elections existing Policy Owners have on file for the Putnam VT Vista Fund for the allocation of premiums or cash value will be redirected to the Putnam VT Multi-Cap Growth Fund. References in the Prospectus to the Putnam VT Vista Fund are deemed to refer to the Putnam VT Multi-Cap Growth Fund.

The following table presents the Putnam VT Multi-Cap Growth Fund's management fee, distribution and/or service (12b-1) fees, and other expenses.

                                DISTRIBUTION           ACQUIRED   TOTAL   CONTRACTUAL FEE NET TOTAL
                                   AND/OR             FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                     MANAGEMENT   SERVICE      OTHER     AND    OPERATING     EXPENSE     OPERATING
INVESTMENT FUND         FEE     (12B-1) FEES EXPENSES  EXPENSES EXPENSES   REIMBURSEMENT  EXPENSES
-------------------- ---------- ------------ -------- --------- --------- --------------- ---------
PUTNAM VARIABLE
 TRUST - Putnam VT
 Multi-Cap Growth
 Fund - Class IA        0.56%        --        0.17%      --      0.73%          --        0.73%*

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*  Net Total Annual Operating Expenses reflect projected expenses under a new management contract effective January 1, 2010 and changes to the Fund's investor servicing contract.

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The following table presents the Putnam VT Multi-Cap Growth Fund's investment objective and investment adviser.

INVESTMENT FUND              INVESTMENT OBJECTIVE       INVESTMENT ADVISER
---------------------------  -------------------------  ---------------------
PUTNAM VARIABLE TRUST
---------------------
Putnam VT Multi-Cap Growth   Seeks long-term capital    Putnam Investment
Fund - Class IA              appreciation.              Management, LLC

PLEASE BE ADVISED THAT OUR FORMS AND COMMUNICATIONS WITH YOU, INCLUDING CONFIRMATION STATEMENTS, MAY TEMPORARILY CONTINUE TO REFER TO THE PUTNAM VT VISTA FUND UNTIL WE ARE ABLE TO REVISE SUCH DOCUMENTS.

MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THE PROSPECTUSES FOR THE FUNDS. CURRENT PROSPECTUSES FOR THE FUNDS CAN BE OBTAINED BY CALLING 1-800-638-9294.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.